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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported)     NOVEMBER 17, 1999
                                                ------------------------------
                       METRO ONE TELECOMMUNICATIONS, INC.
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             (Exact Name of Registrant as Specified in its Charter)

            Oregon                    0-27024                  93-0995165
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       (State or Other              (Commission               (IRS Employer
Jurisdiction of Incorporation)      File Number)            Identification No.)

    11200 MURRAY SCHOLLS PLACE, BEAVERTON, OREGON                   97007
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      (Address of Principal Executive Offices)                    (Zip Code)

       Registrant's telephone number, including area code: (503) 643-9500
                                                          --------------------
                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.    OTHER EVENTS.

           On November 17, 1999, Metro One Telecommunications, Inc. (the "Company") announced that it has postponed its secondary public offering of common stock in response to the recent decline in its share price. The Company will monitor market conditions and determine whether or not to proceed with the offering within the next several months.

           The foregoing is qualified in its entirety by reference to a copy of the Company's press release, which is filed as Exhibit 99.1 to this Report and incorporated in this Report by this reference.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

           (c)    EXHIBITS.

                  EXHIBIT NO.                      DESCRIPTION

                                       Press Release, dated November 17, 1999,
                     99.1 "Metro One Telecommunications Postpones Public Offering of Common Stock."


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  November 17, 1999
                                        Metro One Telecommunications, Inc.

                                        By /s/ Stebbins B. Chandor, Jr.
                                          ------------------------------------
                                             Stebbins B. Chandor, Jr.
                                             Senior Vice President and
                                             Chief Financial Officer


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                                EXHIBIT INDEX

      EXHIBIT NO.                    DESCRIPTION

                          Press Release, dated November 17, 1999, "Metro One
       99.1               Telecommunications Postpones Public Offering of
                          Common Stock."


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